                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                               Michael L. Kalen
                               Glenn D. Lammey
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                               John C. Walters
                             Lizabeth H. Zlatkus
                           David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-4 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:     /s/ Michael L. Kalen                                Dated as of May 1, 2006
        --------------------------------------------------
        Michael L. Kalen

By:     /s/ Glenn D. Lammey                                 Dated as of May 1, 2006
        --------------------------------------------------
        Glenn D. Lammey

By:     /s/ Thomas M. Marra                                 Dated as of May 1, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of May 1, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ John C. Walters                                 Dated as of May 1, 2006
        --------------------------------------------------
        John C. Walters

By:     /s/ Lizabeth H. Zlatkus                             Dated as of May 1, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ David M. Znamierowski                           Dated as of May 1, 2006
        --------------------------------------------------
        David M. Znamierowski

                                  APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of May 1, 2006
Filed on Form N-4
File Numbers:

333-119418                                           333-69487
333-119423                                           333-69429
333-119420                                           333-34998
333-119416                                           333-69491
333-119421                                           333-76419
333-101928                                           333-45303
333-101933                                           333-50465
333-101936                                           333-52707
333-101943                                           333-76425
333-101949                                           333-66345
333-102628                                           333-66935
333-101955                                           333-76423
333-101924                                           333-91933
333-105259                                           333-91931
333-101926                                           333-91921
333-104357                                           333-39620
333-101935                                           333-39608
333-101930                                           333-40410
333-101939                                           333-95781
333-101941                                           333-95785
333-101945                                           333-95789
333-105255                                           333-19607
333-101947                                           33-73568
333-105256                                           33-73572
333-105261                                           33-80732
333-101951                                           33-83660
333-105267                                           33-56790
333-101953                                           33-60702
333-105272